SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 6, 2018
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 6, 2018, Netflix, Inc. (the “Company”) held its annual meeting of stockholders via the internet (“Annual Meeting”). As of April 9, 2018, the Company’s record date, there were a total of 434,692,559 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 384,700,878 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.
The stockholders of the Company voted on the following items at the Annual Meeting:

1.	The election of four Class I directors to hold office until the 2021 Annual Meeting of Stockholders;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3.	Advisory approval of the Company’s executive officer compensation;

4.	A stockholder proposal regarding a special shareholder meeting;

5.	A stockholder proposal regarding proxy access;

6.	A stockholder proposal regarding the adoption of a clawback policy;

7.	A stockholder proposal regarding a shareholder right to act by written consent;

8.	A stockholder proposal regarding simple majority vote; and

9.	A stockholder proposal to amend Sections 2.8 and 3.3 of the bylaws to majority vote.
For more information about the foregoing proposals, see the Company's definitive proxy statement dated April 23, 2018.
The number of votes cast, as applicable, for, against and withheld, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard N. Barton	166,550,087	140,272,359	77,878,432

Nominee	For	Withheld	Broker Non-Votes
Rodolphe Belmer	266,011,750	40,810,696	77,878,432

Nominee	For	Withheld	Broker Non-Votes
Bradford L. Smith	171,057,988	135,764,458	77,878,432

Nominee	For	Withheld	Broker Non-Votes
Anne M. Sweeney	189,179,671	117,642,775	77,878,432
Based on the votes set forth above, the director nominees were duly elected.

2. The Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2018
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 received the following votes:

For	Against	Abstain	Broker Non-Votes
375,470,274	1,990,865	7,239,739	—
Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was duly ratified.
3. Advisory Approval of the Company's Executive Officer Compensation
The proposal to receive a non-binding advisory vote on executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
187,368,007	118,852,203	602,236	77,878,432
Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.
4. Stockholder Proposal Regarding A Special Shareholder Meeting
The non-binding proposal from a stockholder to give holders with an aggregate of 15% net long of our outstanding common stock the power to call a special shareholder meeting received the following votes:

For	Against	Abstain	Broker Non-Votes
175,607,664	130,322,329	892,453	77,878,432
Based on the votes set forth above, the non-binding proposal from a stockholder to give holders with an aggregate of 15% net long of our outstanding common stock the power to call a special shareholder meeting was duly approved.
5. Stockholder Proposal Regarding Proxy Access
The non-binding proposal from a stockholder to adopt a proxy access bylaw received the following votes:

For	Against	Abstain	Broker Non-Votes
177,093,260	128,765,128	964,058	77,878,432

Based on the votes set forth above, the non-binding proposal from a stockholder to adopt a proxy access bylaw was duly approved.

6. Stockholder Proposal To Adopt A Clawback Policy
The non-binding proposal from a stockholder to adopt a clawback policy received the following votes:

For	Against	Abstain	Broker Non-Votes
112,249,048	183,954,663	10,618,735	77,878,432
Based on the votes set forth above, the non-binding proposal from a stockholder to adopt a clawback policy was not approved.
7. Stockholder Proposal Regarding A Shareholder Right To Act By Written Consent
The non-binding proposal from a stockholder for a shareholder right to act by written consent received the following votes:

For	Against	Abstain	Broker Non-Votes
159,997,059	145,955,084	870,303	77,878,432
Based on the votes set forth above, the non-binding proposal from a stockholder for a shareholder right to act by written consent was duly approved.
8. Stockholder Proposal Regarding Simple Majority Vote
The non-binding proposal from a stockholder for simple majority vote received the following votes:

For	Against	Abstain	Broker Non-Votes
259,427,346	46,540,930	854,170	77,878,432
Based on the votes set forth above, the non-binding proposal from a stockholder for simple majority vote was duly approved.
9. Stockholder Proposal to Amend Sections 2.8 and 3.3 of the Bylaws to Majority Vote
The binding proposal from a stockholder to amend Sections 2.8 and 3.3 of the bylaws to majority vote received the following votes:

For	Against	Abstain	Broker Non-Votes
219,216,802	86,692,150	913,494	77,878,432
Based on the votes set forth above, the binding proposal from a stockholder to amend Sections 2.8 and 3.3 of the bylaws to majority vote failed to receive the requisite affirmative vote of at least 66 2/3% of the outstanding shares of Common Stock and, therefore, was not approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: June 8, 2018

/s/ David Hyman
David Hyman
General Counsel and Secretary